UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2022
Switch, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38231	82-1883953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7135 S. Decatur Boulevard
Las Vegas,	NV	89118
(Address of principal executive offices)		(Zip Code)

(702) 444-4111
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001	SWCH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2022, Switch, Inc. (the “Company”) held its 2022 annual meeting of stockholders. The results of stockholder voting on the five proposals presented are described below. Fractional shares have been rounded to the nearest whole number.

Proposal 1 – Stockholders elected the following nine directors nominated by the Company’s board of directors, each to serve until the 2023 annual meeting of stockholders and until his or her successor is duly elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. The results of the vote on Proposal 1 were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Rob Roy	167,891,961	8,980,191	18,466,626
Angela Archon	174,853,279	2,018,873	18,466,626
Jason Genrich	175,804,205	1,067,947	18,466,626
Liane Pelletier	174,587,218	2,284,934	18,466,626
Zareh Sarrafian	175,187,940	1,684,212	18,466,626
Kim Sheehy	174,837,160	2,034,992	18,466,626
Donald D. Snyder	173,080,442	3,791,710	18,466,626
Tom Thomas	173,320,275	3,551,877	18,466,626
Bryan Wolf	175,691,425	1,180,727	18,466,626

Proposal 2 – Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the vote on Proposal 2 were as follows:

For	Against	Withheld	Broker Non-Votes
192,736,599	2,482,519	119,660	—

Proposal 3 – Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the vote on Proposal 3 were as follows:

For	Against	Withheld	Broker Non-Votes
164,937,393	11,625,323	309,435	18,466,626

Proposal 4 – Stockholders approved to amend and restate the Company’s Amended and Restated Articles of Incorporation to impose certain ownership and transfer restrictions in connection with its anticipated election to be taxed as a real estate investment trust and certain other governance provisions. The results of the vote on Proposal 4 were as follows:

For	Against	Withheld	Broker Non-Votes
176,602,982	92,489	176,680	18,466,626

Proposal 5 – Stockholders approved the Company’s reincorporation as a Maryland corporation, through and including a merger with and into a wholly owned subsidiary. The results of the vote on Proposal 5 were as follows:

For	Against	Withheld	Broker Non-Votes
176,684,944	119,016	68,192	18,466,626

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 16, 2022	Switch, Inc.
(Registrant)

		By:	/s/ Gabe Nacht
		Name:	Gabe Nacht
		Title:	Chief Financial Officer